Exhibit 10.1

Execution Version

Fourth Amendment to Amended and Restated Credit Agreement

This FOURTH Amendment to amended and restated Credit Agreement (this “Fourth Amendment”), dated as of August 2, 2023 (the “Fourth Amendment Effective Date”), is among civitas resources, Inc., a Delaware corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders (including the New Lender referred to below) that is a signatory hereto; and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A.            The Borrower, the Administrative Agent, the Lenders and the Issuing Banks are parties to that certain Amended and Restated Credit Agreement dated as of November 1, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.            The Borrower has advised the Administrative Agent and the Lenders that it has entered into that certain (a) Membership Interest Purchase Agreement dated as of June 19, 2023 (the “Hibernia MIPA”), pursuant to which the Borrower will acquire 100% of the equity interests of (i) Hibernia Energy III, LLC, a Delaware limited liability company (“Hibernia”), and (ii) Hibernia Energy III-B, LLC, a Delaware limited liability company (collectively, the “Hibernia Acquisition”) and (b) Membership Interest Purchase Agreement dated as of June 19, 2023 (the “Tap Rock MIPA” and together with the Hibernia MIPA, collectively the “Specified MIPAs”), pursuant to which the Borrower will acquire 100% of the equity interests of (i) Tap Rock I AcquisitionCo (such term used herein as defined in the Tap Rock MIPA), (ii) Tap Rock Resources II, LLC, a Delaware limited liability company (“Tap Rock II”), and (iii) Tap Rock NM10 Holdings, LLC, a Delaware limited liability company (collectively, the “Tap Rock Acquisition” and together with the Hibernia Acquisition, the “Specified Acquisitions”).

C.            In connection with this Fourth Amendment, each of the entities set forth on Annex I hereto, as applicable (each, a “New Obligated Party” and collectively, the “New Obligated Parties”), will be added as a “Guarantor” under the Credit Agreement and will become a party to (by joinder or otherwise) the Guarantee Agreement and certain Security Instruments.

D.            The Borrower has requested that Barclays Bank PLC (the “New Lender”) become a Lender under the Credit Agreement with a Maximum Credit Amount as of the Fourth Amendment Effective Date in the amounts shown on Schedule 1.2 to the Credit Agreement (as amended hereby).

E.            Immediately after giving effect to this Fourth Amendment, each of Credit Suisse AG, New York Branch and Zions Bancorporation, N.A. dba Amegy Bank (each an “Exiting Lender”, and collectively, the “Exiting Lenders”) will cease to be Lenders under the Credit Agreement in accordance with the terms set forth herein.

F.            The parties hereto desire to enter into this Fourth Amendment to, among other things, (i) amend the definition of “Total Net Debt” as set forth in Section 2.2 hereof to be effective as of June 30, 2023, (ii) otherwise amend the Credit Agreement as set forth in Section 2 hereof, (iii) evidence the increase of the Borrowing Base from $1,850,000,000 to $3,000,000,000 as set forth in Section 3.1 hereof and (iv) evidence the increase of the Elected Loan Limit from $1,000,000,000 to $1,850,000,000 as set forth in Section 3.2 hereof, in the case of the foregoing clause (ii) through clause (iv), to be effective as of the Fourth Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.      Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Fourth Amendment refer to sections of the Credit Agreement.

Section 2.      Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, (a) effective as of June 30, 2023, the definition of “Total Net Debt” shall be amended in the manner provided in Section 2.2 and (b) effective as of the Fourth Amendment Effective Date, the Credit Agreement shall otherwise be amended in the manner provided in this Section 2.

2.1            Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Existing Civitas EBITDAX” means, for any period, EBITDAX for such period attributed to the Borrower and its Restricted Subsidiaries (other than the New Obligated Parties).

“Fourth Amendment” means that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of the Fourth Amendment Effective Date among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” means August 2, 2023.

“New Obligated Parties” has the meaning given to such term in the Fourth Amendment.

“Stated Revolving Credit Maturity Date” has the meaning given to such term in the definition of “Revolving Credit Maturity Date”.

“Target EBITDAX” means, for any period, EBITDAX for such period attributed to the New Obligated Parties on a consolidated and combined basis; provided that for purposes of this definition, each reference to “Borrower and its Restricted Subsidiaries” appearing in the definition of “EBITDAX” and each other defined term appearing in the definition of “EBITDAX” shall in each case be deemed to refer to the New Obligated Parties on a consolidated and combined basis.

2.2            Amended Definitions. The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:

“Aggregate Maximum Credit Amounts” at any time shall equal the sum of the Maximum Credit Amounts, as the same may be reduced or terminated pursuant to Section 2.05. As of the Fourth Amendment Effective Date, the Aggregate Maximum Credit Amounts of the Revolving Credit Lenders is $4,000,000,000.

“Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.06, as the same may be adjusted from time to time pursuant to the Borrowing Base Adjustment Provisions. As of the Fourth Amendment Effective Date, the Borrowing Base is $3,000,000,000.

“EBITDAX” means, subject to the last sentence of this definition, with respect to the Borrower and its Restricted Subsidiaries for any period, Consolidated Net Income for such period; plus without duplication and to the extent deducted in the calculation of Consolidated Net Income for such period, the sum of (a) income or franchise Taxes paid or accrued; (b) Consolidated Interest Expense; (c) amortization, depletion and depreciation expense; (d) any non-cash losses or charges on any Swap Agreement resulting from the requirements of Accounting Standards Codification Section 815-10 (as successor to FASB Statement 133) for that period; (e) oil and gas exploration expenses (including all drilling, completion, geological and geophysical costs) for such period; (f) losses from Transfers of assets (other than Hydrocarbons produced in the ordinary course of business) and other extraordinary or non-recurring losses; (g) to the extent actually reimbursed by insurance providers, expenses with respect to liability or casualty events or business interruption; and (h) other non-cash charges (excluding accruals for cash expenses made in the ordinary course of business); minus, to the extent included in the calculation of Consolidated Net Income, the sum of (i) any non-cash gains on any Swap Agreements resulting from the requirements of Accounting Standards Codification Section 815-10 (as successor to FASB Statement 133) for that period; (ii) extraordinary or non-recurring gains; (iii) gains from Transfers of assets (other than Hydrocarbons produced in the ordinary course of business); and (iv) cancellation of indebtedness income and other non-cash gains; provided that, with respect to the determination of Borrower’s Leverage Ratio for any Rolling Period, EBITDAX shall be adjusted to give effect, on a pro forma basis and consistent with GAAP, to any acquisitions or Transfers made during such period as if such acquisition or Transfer, as the case may be, was made at the beginning of such period. Notwithstanding anything to the contrary contained herein, (A) for the Rolling Period ending September 30, 2023, EBITDAX shall be deemed to be the sum of (1) Existing Civitas EBITDAX for such Rolling Period plus (2) (I) Target EBITDAX for the period from April 1, 2023 through and including September 30, 2023 multiplied by (II) two (2), and (B) for the Rolling Period ending December 31, 2023, EBITDAX shall be deemed to be the sum of (1) Existing Civitas EBITDAX for such Rolling Period plus (2) (I) Target EBITDAX for the period from April 1, 2023 through and including December 31, 2023 multiplied by (II) four-thirds (4/3).

“Free Cash Flow” means, as of any date of determination, the result of (a) EBITDAX for the Rolling Period most recently ended for which a certificate has been delivered pursuant to Section 8.01(n), minus (b) the sum, without duplication, of the following cash expenses or cash charges to the extent added back in the calculation of EBITDAX for such period: (i) interest, (ii) income and franchise taxes, (iii) exploration expenses, including plugging and abandonment expenses, and (iv) to the extent not included in the foregoing and added back in the calculation of EBITDAX for such period, any other cash expense or cash charge that otherwise served to increase EBITDAX for such period, minus (c) the sum, without duplication, of (i) capital expenditures and (ii) cash principal payments in respect of any Debt for borrowed money (other than the Obligations and any Redemptions made under Section 9.15(b)(iv)) that cannot be reborrowed pursuant to the terms of such Debt, in each case, incurred or made by the Borrower and its Consolidated Restricted Subsidiaries during such period, and (d) minus the increase (or plus the decrease) in non-cash Working Capital from the last day immediately prior to the Rolling Period for which EBITDAX is calculated pursuant to the foregoing clause (a). Notwithstanding anything to the contrary contained herein, (A) for the Rolling Period ending September 30, 2023, EBITDAX for purposes of this definition shall be deemed to be the sum of (1) Existing Civitas EBITDAX for such Rolling Period plus (2) Target EBITDAX for the period from July 1, 2023 through and including September 30, 2023, (B) for the Rolling Period ending December 31, 2023, EBITDAX for purposes of this definition shall be deemed to be the sum of (1) Existing Civitas EBITDAX for such Rolling Period plus (2) Target EBITDAX for the period from July 1, 2023 through and including December 31, 2023, and (C) for the Rolling Period ending March 31, 2024, EBITDAX for purposes of this definition shall be deemed to be the sum of (1) Existing Civitas EBITDAX for such Rolling Period plus (2) Target EBITDAX for the period from July 1, 2023 through and including March 31, 2024.

“Issuing Bank” means (a) JPMorgan Chase Bank, N.A., Bank of America, N.A., KeyBank National Association and Wells Fargo Bank, National Association, and (b) if requested by the Borrower and reasonably acceptable to the Administrative Agent, any other Person who is a Lender at the time of such request and who accepts such appointment in writing with the Borrower and the Administrative Agent, in their respective capacities as issuers of Letters of Credit hereunder. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. References herein and in the Loan Documents to the Issuing Bank shall be deemed to refer to the Issuing Bank in respect of the applicable Letter of Credit or to all Issuing Banks, as the context requires.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Guarantee Agreement, any Intercreditor Agreement, and the Fee Letter.

“Permitted Pari Term Loan Debt” means secured Debt (other than the Obligations) in the form of senior secured term loans or other debt securities (whether registered or privately placed), so long as (a) after giving pro forma effect to the incurrence of such Debt (and the use of proceeds thereof), the Secured Leverage Ratio shall not exceed 2.00 to 1.00, (b) at the time of and immediately after giving effect to the incurrence of such Debt, no Default or Event of Default has occurred and is continuing or would result therefrom, (c) at the time of and immediately after giving effect to the incurrence of such Debt, the unused Commitments available to be borrowed is not less than 20% of the total Commitments then in effect, (d) such Debt has a stated maturity that is no earlier than one hundred eighty (180) days after the Stated Revolving Credit Maturity Date in effect at the time of issuance of such Permitted Pari Term Loan Debt; provided that such Debt may have customary springing maturity mechanics; provided, further, that any springing maturity date provided for in such Debt shall not, in any case, occur on or before the Stated Revolving Credit Maturity Date, (e) such Debt does not have any scheduled prepayment, amortization, or Redemption provisions prior to the date that is one hundred eighty (180) days after the Stated Revolving Credit Maturity Date in effect at the time of issuance (other than (i) customary change of control or asset sale tender offer provisions, (ii) special mandatory Redemption provisions in connection with both Specified Acquisitions failing to close before a specified date, and (iii) scheduled amortization no greater than five percent (5%) per annum of the original principal amount of such Debt per year), (f) such Debt does not contain any financial covenants that are more restrictive than any financial covenants set forth in this Agreement (other than a customary collateral coverage ratio), (g) such Debt is on terms, taken as a whole, not materially less favorable to the Borrower and its Restricted Subsidiaries than market terms for similar senior secured term loans for borrowers of similar size and credit quality given the then prevailing market conditions, in each case as reasonably determined by the Borrower, (h) such Debt is secured by Liens on all or a portion of the Collateral on a pari passu basis with the Liens on the Collateral securing the Obligations (it being understood that the determination as to whether such Liens are on a pari passu basis shall be made without regard to control of remedies) and is not secured by any assets of the Borrower or any Subsidiary other than the Collateral (and is not secured by any cash collateral provided in accordance herewith), (i) such Debt is not guaranteed by any subsidiary of the Borrower other than the Credit Parties or any Person that becomes a Credit Party in connection with the incurrence of such Debt, (j) the administrative agent, collateral agent, trustee and/or any similar representative acting on behalf of the holders of such Debt shall have become party to a Pari Passu Intercreditor Agreement, providing that the Liens on the Collateral securing such Debt shall rank equal in priority to the Liens on the Collateral securing the Obligations (it being understood that the determination as to whether such Liens rank equal in priority shall be made without regard to control of remedies), and (k) if such Debt is being incurred prior to the date on which either of the Specified Acquisitions is consummated and the proceeds of such Debt are intended to be used to fund a portion of the consideration for one or both of the Specified Acquisitions under the terms of such Debt, the Borrower or a Restricted Subsidiary must be irrevocably obligated to Redeem such Debt if neither of the Specified Acquisitions is consummated by a specified date. It is understood and agreed that, notwithstanding anything to the contrary contained herein, Permitted Pari Term Loan Debt may only be incurred in reliance on, and remain outstanding, pursuant to Section 9.02(j) and/or Section 9.02(g).

“Permitted Refinancing” means any Debt of any Credit Party, and Debt constituting Guarantees thereof by any Credit Party, to the extent incurred or issued in exchange for, or to the extent the Net Cash Proceeds of which are used to extend, refinance, renew, replace, defease or refund, existing Debt that is permitted under this Agreement, in whole or in part, from time to time; provided that (a) the principal amount of such Permitted Refinancing (or if such Permitted Refinancing is issued at a discount, the initial issuance price of such Permitted Refinancing) does not exceed the principal amount of the Debt being refinanced (plus the amount of any premiums, accrued and unpaid interest and fees and expenses incurred in connection therewith), (b) such Permitted Refinancing does not provide for any scheduled repayment, mandatory redemption or payment of a sinking fund obligation prior to the date which is one hundred eighty (180) days after the Stated Revolving Credit Maturity Date in effect at the time of issuance for such new Debt (except for any offer to redeem such Debt required as a result of asset sales or the occurrence of a “Change of Control” under and as defined in the applicable agreement governing the terms of such Debt), (c) if the Debt being refinanced is unsecured, then such Permitted Refinancing is unsecured, (d) if the Debt being refinanced is secured, then such Permitted Refinancing may be secured but only with the same priority as the Debt being refinanced and such Permitted Refinancing shall be subject to an Intercreditor Agreement, (e) no Subsidiary of the Borrower is required to Guarantee such Permitted Refinancing unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor, and (f) to the extent such Permitted Refinancing is or is intended to be expressly subordinate to the payment in full of all of the Obligations, the subordination provisions contained therein are either (x) at least as favorable to the Secured Parties as the subordination provisions contained in the Debt being refinanced or (y) reasonably satisfactory to the Administrative Agent and the Majority Lenders; provided that, in the case of any incurrence or issuance of Debt as to which only a portion of such incurred or issued Debt satisfies the foregoing conditions, the portion thereof that satisfies the foregoing conditions shall be deemed to constitute a Permitted Refinancing, notwithstanding that other portions of such incurred or issued Debt do not constitute a Permitted Refinancing.

“Revolving Credit Maturity Date” means the earlier to occur of (a) the date that is one hundred eighty (180) days prior to the scheduled maturity of any Permitted Additional Debt and (b) August 2, 2028 (the “Stated Revolving Credit Maturity Date”).

“Sanctioned Country” means, at any time, a country, region or territory which is the subject or target of any Sanctions (which as of the Fourth Amendment Effective Date includes, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea and Syria).

“Total Net Debt” means, as of any date, the difference of (a) consolidated Total Debt of the Borrower and the other Credit Parties and (b) any unrestricted cash and cash equivalents which is subject to a perfected, first priority Lien in favor of the Administrative Agent; provided that the amount in this clause (b) shall not exceed $75,000,000 if any Loans or Letters of Credit are outstanding as of such date of determination; provided, further, that solely for the fiscal quarter ended June 30, 2023 and solely for purposes of Section 9.01(b), the $75,000,000 cap provided for in the first proviso herein shall not apply to any unrestricted cash and cash equivalents that represent the proceeds of any Specified Acquisitions Additional Indebtedness and which are subject to a perfected, first priority Lien in favor of the Administrative Agent.

2.3            Amendment to Section 2.01 of the Credit Agreement. Section 2.01(b)(i) of the Credit Agreement is hereby amended by deleting the words “the Elected Loan Limit as of the Second Amendment Effective Date is $1,000,000,000”, and inserting the words “the Elected Loan Limit as of the Fourth Amendment Effective Date is $1,850,000,000”.

2.4            Amendment to Section 2.06 of the Credit Agreement. Section 2.06(b) of the Credit Agreement is hereby amended by adding the following sentence at the end of such section to read in full as follows:

Notwithstanding anything to the contrary in this Section 2.06(b), the first Scheduled Redetermination to occur after the Fourth Amendment Effective Date shall occur on or about May 1, 2024.

2.5            Amendments to Section 2.07 of the Credit Agreement. Section 2.07 of the Credit Agreement is hereby amended by:

(a)            amending and restating the first sentence of Section 2.07(a) in its entirety to read in full as follows:

Subject to the terms and conditions of this Agreement, each Issuing Bank may (but shall not be required to) through the Issuing Office, at any time and from time to time from and after the date hereof until five (5) Business Days prior to the Revolving Credit Maturity Date, upon the written request of the Borrower (which written request must be received no later than three (3) Business Days prior to the requested issuance date of any Letter of Credit) accompanied by a duly executed Letter of Credit Agreement and such other documentation related to the requested Letter of Credit as each Issuing Bank may reasonably require, issue Letters of Credit in Dollars for the account of any Credit Party, (x) in an aggregate amount for all Letters of Credit issued hereunder at any one time outstanding by all Issuing Banks not to exceed the Letter of Credit Maximum Amount and (y) with respect to each Issuing Bank, in an aggregate amount for all Letters of Credit issued hereunder by such Issuing Bank at any one time outstanding not to exceed such Issuing Bank’s Letter of Credit Sublimit without the consent of such Issuing Bank.

(b)            amending and restating clause (iii) appearing in Section 2.07(b) in its entirety to read in full as follows:

(iii)            if requested by an Issuing Bank, the Borrower shall have delivered to such Issuing Bank at its Issuing Office the Letter of Credit Agreement related thereto (which must be received no later than three (3) Business Days prior to the requested issuance date), together with such other documents and materials as may be reasonably required pursuant to the terms thereof, and the terms of the proposed Letter of Credit shall be reasonably satisfactory to such Issuing Bank;

(c)            amending and restating clause (ii) appearing in Section 2.07(f) in its entirety to read in full as follows:

(ii)            If any Issuing Bank shall honor a draft or other demand for payment presented or made under any Letter of Credit, the Borrower agrees to pay to such Issuing Bank an amount equal to the amount paid by such Issuing Bank in respect of such draft or other demand under such Letter of Credit and all reasonable expenses paid or incurred by the Administrative Agent relative thereto not later than 12:00 p.m. (New York time), in Dollars, on (i) the Business Day that the Borrower received notice of such presentment and honor, if such notice is received prior to 10:00 a.m. (New York time) or (ii) the Business Day immediately following the day that the Borrower received such notice, if such notice is received after 10:00 a.m. (New York time).

2.6            Amendment to Section 8.01(c) of the Credit Agreement. Section 8.01(c) of the Credit Agreement is hereby amended by:

(a)            replacing the semicolon at the end of Section 8.01(c) with a period and

(b)            adding a new sentence to the end of Section 8.01(c) to read in full as follows:

With respect to each fiscal period ending September 30, 2023, December 31, 2023 and March 31, 2024, such compliance certificate shall include reasonably detailed calculations of Existing Civitas EBITDAX and Target EBITDAX and reasonable supporting information relating thereto;

2.7            Amendment to Section 8.19 of the Credit Agreement. Section 8.19 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 8.19      Swap Agreements. Commencing with the fiscal quarter ending December 31, 2021, as of the last day of each fiscal quarter (each such date, a “Specified Swap Test Date”), the Credit Parties shall be party to Swap Agreements, in the form of fixed-price swaps and purchased put options or collars, in each case, with prices and terms reasonably acceptable to the Administrative Agent, covering not less than fifty percent (50%) of the reasonably anticipated projected production from Oil and Gas Properties constituting Proved Developed Producing Reserves (as reflected in the most recently delivered Reserve Report prior to such Specified Swap Test Date) for crude oil for each calendar month of the twelve (12) calendar month period commencing with the calendar month immediately following such Specified Swap Test Date; provided that if the Leverage Ratio is less than 1.0 to 1.0 as of the Applicable Leverage Ratio Test Date with respect to any such Specified Swap Test Date, the Credit Parties shall not be required to comply with the foregoing requirements for such Specified Swap Test Date. The Borrower shall not unwind, terminate or enter into any off-setting positions to the hedges required under this Section 8.19 except (i) to the extent necessary to comply with Section 9.14, (ii) in connection with a transaction permitted by Section 9.10(e) or (iii) at the time of such unwinding, termination or off-setting trade, it was not required to comply with this Section 8.19. Notwithstanding anything to the contrary contained herein, for purposes of this Section 8.19, the Leverage Ratio as of September 30, 2021 shall be deemed to be less than 1.0 to 1.0 and the Credit Parties shall not be required to comply with this Section 8.19 for the Specified Swap Test Date occurring on December 31, 2021.

2.8            Amendment to Section 9.02(f)(iii) of the Credit Agreement. Section 9.02(f)(iii) of the Credit Agreement is hereby amended by replacing the first reference to “Revolving Credit Maturity Date” appearing therein with a reference to “Stated Revolving Credit Maturity Date”.

2.9            Amendment to Section 9.04 of the Credit Agreement. Section 9.04(d) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(d)            any Credit Party may make a Restricted Payment not otherwise permitted under this Section 9.04, provided that (i) no Default or Event of Default has occurred and is continuing, or would result therefrom, and (ii) after giving pro forma effect to such Restricted Payment, (A) the Leverage Ratio does not exceed 1.75 to 1.0 and (B) the Commitment Utilization Percentage does not exceed seventy-five percent (75%); and

2.10            Amendments to Section 9.05 of the Credit Agreement. Section 9.05 of the Credit Agreement is hereby amended by:

(a)            deleting the word “and” appearing at the end of Section 9.05(l);

(b)            replacing the period at the end of Section 9.05(m) with “; and”; and

(c)            adding a new clause (n) immediately after clause (m) therein to read in full as follows:

(n)            The consummation of the Specified Acquisitions on the Fourth Amendment Effective Date.

2.11            Amendments to Section 9.15 of the Credit Agreement. Section 9.15 of the Credit Agreement is hereby amended by replacing each reference to “Revolving Credit Maturity Date” appearing therein with a reference to “Stated Revolving Credit Maturity Date”.

2.12            Amendments to Section 11.08 of the Credit Agreement. Section 11.08 of the Credit Agreement is hereby amended by:

(a)            replacing the second reference to romanette (i) in the third sentence of Section 11.08 with a reference to romanette (iv); and

(b)            replacing the second reference to romanette (ii) in the third sentence of Section 11.08 with a reference to romanette (v);

2.13            Replacement of Schedule 1.2. Schedule 1.2 to the Credit Agreement is hereby replaced in its entirety with Schedule 1.2 hereto, and Schedule 1.2 hereto shall be deemed to be attached as Schedule 1.2 to the Credit Agreement. Immediately after giving effect to this Fourth Amendment and any Borrowings made on the Fourth Amendment Effective Date, (a) each Lender (including the New Lender but excluding, for the avoidance of doubt, the Exiting Lenders) who holds Loans in an aggregate amount less than its Applicable Revolving Credit Percentage of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Revolving Credit Percentage of all Loans (including, for the avoidance of doubt, the repayment of all Loans owing to each Exiting Lender), (b) each Lender’s (including the New Lender’s) participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Revolving Credit Percentage, (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender (including the New Lender) equals its Applicable Revolving Credit Percentage of the aggregate Revolving Credit Exposure of all Lenders (and any other such adjustments that the Administrative Agent shall specify that provide for the payment of all accrued and unpaid interest owing to each Exiting Lender) and (d) upon request by each applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement as a result of the reallocation of Loans and adjustments described in this Section 2.13.

2.14            Replacement of Schedule 7.14. Schedule 7.14 to the Credit Agreement is hereby replaced in its entirety with Schedule 7.14 hereto, and Schedule 7.14 hereto shall be deemed to be attached as Schedule 7.14 to the Credit Agreement.

Section 3.      Borrowing Base and Election of Elected Loan Limit.

3.1            Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Administrative Agent and each of the Lenders (including the New Lender) hereby agree that, effective as of the Fourth Amendment Effective Date, the Borrowing Base is hereby increased from $1,850,000,000 to $3,000,000,000, and shall remain at $3,000,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower and the Lenders acknowledge that the redetermination of the Borrowing Base provided for in this Section 3.1 shall not constitute either a Scheduled Redetermination nor an Interim Redetermination, in each case, for the purposes of Section 2.06 of the Credit Agreement.

3.2            Election of Elected Loan Limit. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, and in connection with the Borrowing Base increase provided for in Section 3.1 hereof, the Administrative Agent, the Lenders (including the New Lender) and the Borrower agree that the Elected Loan Limit shall be increased from $1,000,000,000 to $1,850,000,000, and shall remain $1,850,000,000 until subsequently decreased or increased pursuant to Section 2.01(b) of the Credit Agreement.

Section 4.      Conditions Precedent. The effectiveness of this Fourth Amendment is subject to the following:

4.1            Counterparts. The Administrative Agent shall have received counterparts of this Fourth Amendment from (a) each of the Credit Parties (including the New Obligated Parties after giving effect to the Assumption Agreement (as defined below)), (b) each of the Lenders (including the New Lender) and (c) each of the Exiting Lenders.

4.2            Fees. The Administrative Agent shall have received, to the extent invoiced at least two (2) Business Days prior to the Fourth Amendment Effective Date, all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date (including all fees and other amounts due and payable to the Administrative Agent on account of the Lenders (including the New Lender)).

4.3            Legal Opinion. The Administrative Agent shall have received a signed legal opinion of Kirkland and Ellis LLP, counsel to the Credit Parties (including the New Obligated Parties) in form and substance reasonably satisfactory to the Administrative Agent.

4.4            Absence of Liens and Applicable Credit Agreement Termination.

(a)            The Administrative Agent shall have received evidence satisfactory to it (including mortgage releases and UCC-3 financing statement terminations, as applicable) that all Liens on the Equity Interests in the New Obligated Parties and the Properties of the New Obligated Parties have been released or terminated, subject only to the filing of applicable terminations and releases and Permitted Liens.

(b)            The Administrative Agent shall have received a payoff letter and/or termination letter in form and substance reasonably satisfactory to the Administrative Agent evidencing that, contemporaneously with the effectiveness of the Fourth Amendment and the making of any Loans on the Fourth Amendment Effective Date, (a) the Credit Agreement, dated as of May 1, 2018, among Hibernia, as borrower, JPMorgan Chase Bank N.A., as administrative agent, and the lenders party thereto (as amended, restated, supplemented or otherwise modified) has been repaid in full, (b) the commitments thereunder have been terminated, and (c) the liens securing the Debt under such agreement have been released and terminated.

(c)            The Administrative Agent shall have received documentation in form and substance reasonably satisfactory to the Administrative Agent evidencing that, contemporaneously with the effectiveness of the Fourth Amendment and the making of any Loans on the Fourth Amendment Effective Date, (a) each of Tap Rock Holdings, LLC, Tap Rock Midstream, LLC and Tap Rock Minerals, LP is released from its respective obligations as a “Mortgagor”, “Credit Party”, “Grantor” or “Guarantor”, as applicable, under that certain Amended and Restated Credit Agreement, dated as of February 2, 2022 among Tap Rock Resources, LLC, as borrower, JPMorgan Chase Bank N.A., as administrative agent, and the lenders party thereto (as amended, restated, supplemented or otherwise modified, the “Tap Rock I Credit Agreement”) and any of the Loan Documents (as defined in the Tap Rock I Credit Agreement) executed in connection therewith to which it is a party, (b) all liens on the Equity Interests in each of Tap Rock Holdings, LLC, Tap Rock Midstream, LLC and Tap Rock Minerals, LP have been released and terminated and (c) all liens securing the Debt under such agreement granted by each of Tap Rock Holdings, LLC, Tap Rock Midstream, LLC and Tap Rock Minerals, LP have been released and terminated.

(d)            The Administrative Agent shall have received a payoff letter and/or termination letter in form and substance reasonably satisfactory to the Administrative Agent evidencing that, contemporaneously with the effectiveness of the Fourth Amendment and the making of any Loans on the Fourth Amendment Effective Date, (a) the Credit Agreement, dated as of September 23, 2021 among Tap Rock II, as borrower, JPMorgan Chase Bank N.A., as administrative agent, and the lenders party thereto (as amended, restated, supplemented or otherwise modified) has been repaid in full, (b) the commitments thereunder have been terminated, and (c) the liens securing the Debt under such agreement have been released and terminated.

(e)            The Administrative Agent shall have received a payoff letter and/or termination letter in form and substance reasonably satisfactory to the Administrative Agent evidencing that, contemporaneously with the effectiveness of the Fourth Amendment and the making of any Loans on the Fourth Amendment Effective Date, (a) the Loan Agreement, dated as of January 27, 2020 among Tap Rock NM10 Minerals, LLC, as borrower, and Pegasus Bank, as lender (as amended, restated, supplemented or otherwise modified) has been repaid in full, (b) the commitments thereunder have been terminated, and (c) the liens securing the Debt under such agreement have been released and terminated.

4.5            Lien Searches (New Obligated Parties). The Administrative Agent shall have received appropriate UCC search results reflecting no prior Liens encumbering the Properties of, or the Equity Interest in, the New Obligated Parties for the State of Delaware and any other jurisdiction reasonably requested by the Administrative Agent, other than Permitted Liens.

4.6            Closing Certificate. The Administrative Agent shall have received a certificate of the secretary, assistant secretary or a Responsible Officer of the Borrower certifying: (a) that attached to such certificate is a true, accurate and complete copy of each Specified MIPA and all material side letters and each other material agreement (including, for the avoidance of doubt, the “Plan of Merger” (such term used herein as defined in the Tap Rock MIPA)) and instrument executed and delivered in connection with the Specified Acquisitions (collectively, the “Specified Acquisition Documents”), (b) that substantially concurrently with any Borrowings on the Fourth Amendment Effective Date, the Borrower is consummating the Specified Acquisitions substantially in accordance with the terms of the Specified Acquisition Documents (without any material waiver or amendment thereof not otherwise approved by the Administrative Agent) and the Credit Parties (as defined prior to giving effect to this Fourth Amendment) shall, directly or indirectly, own all of the Equity Interests in, and Oil and Gas Properties of, the New Obligated Parties, and (c) that all governmental and third party consents and all equity holder and board of director (or comparable entity management body) authorizations of the Specified Acquisitions that are conditions to the consummation of the Specified Acquisitions have been obtained and are in full force and effect.

4.7            Solvency Certificate. The Administrative Agent shall have received a solvency certificate, in form reasonably acceptable to it, from the chief financial officer of the Borrower certifying that, after giving effect to the Specified Acquisitions, the Credit Parties (including the New Obligated Parties) on a consolidated basis are solvent.

4.8            Minimum Liquidity. After giving effect to Section 3 hereof, any Borrowing made or Letter of Credit issued on the Fourth Amendment Effective Date and the consummation of the Specified Acquisitions, the sum of (a) the unused Commitments available to be drawn plus (b) the Credit Parties’ (including the New Obligated Parties’) unrestricted cash on hand shall not be less than 20% of the total Commitments.

4.9            Security Agreement Supplement. The Administrative Agent shall have received a Security Agreement Supplement as required by Section 8.14 of the Credit Agreement and Section 6.11 of the Security Agreement in form and substance reasonably satisfactory to the Administrative Agent, duly executed and delivered by the New Obligated Parties and the applicable Credit Parties party thereto.

4.10            Assumption Agreement. The Administrative Agent shall have received an Assumption Agreement as required by Section 8.14 of the Credit Agreement and Section 7.13 of the Guarantee Agreement in form and substance reasonably satisfactory to the Administrative Agent duly executed and delivered by the New Obligated Parties (the “Assumption Agreement”).

4.11            Officer’s Certificate. The Administrative Agent shall have received a certificate of the secretary, assistant secretary or a Responsible Officer of each Credit Party (including, for the avoidance of doubt, each New Obligated Party) setting forth (a) resolutions of the members, board of directors or other appropriate governing body with respect to the authorization of such Credit Party to execute and deliver the Fourth Amendment and the other Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (b) the officers of such Credit Party who are authorized to sign the Loan Documents to which such Credit Party is a party and who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Credit Agreement, as amended hereby, and the other Loan Documents, and the transactions contemplated thereby, (c) specimen signatures of such authorized officers, and (d) the limited liability company agreement, the articles or certificate of incorporation and bylaws or other applicable organizational documents of such Credit Party, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Credit Parties to the contrary.

4.12            UCC Financing Statements. The Administrative Agent shall have received a UCC financing statement as the Administrative Agent may request with respect to each New Obligated Party to perfect the Liens granted pursuant to the Security Instruments that may be perfected by the filing of a financing statement.

4.13            Good Standing Certificates. The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of each Credit Party (including, for the avoidance of doubt, each New Obligated Party).

4.14            KYC Requirements. The Administrative Agent and the Lenders shall have received (at least three (3) Business Days prior to the Fourth Amendment Effective Date), and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the USA PATRIOT Act, to the extent that Administrative Agent and/or the Lender have requested such documentation or other information at least ten (10) Business Days prior to the Fourth Amendment Effective Date.

4.15            Notes. The Administrative Agent shall have received duly executed Revolving Credit Notes payable to each Revolving Credit Lender (including the New Lender) requesting a Revolving Credit Note (to the extent requested at least two (2) Business Days prior to the Fourth Amendment Effective Date) in a principal amount equal to its Maximum Credit Amount (as amended hereby) dated as of the date hereof.

Section 5.      New Lender. The New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if the New Lender was an original signatory thereto. The New Lender hereby appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Fourth Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Fourth Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Fourth Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 6.      Post-Closing Matters.

6.1            Mortgages, Mortgage Amendments and Legal Opinions. Within forty-five (45) days after the Fourth Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Credit Parties (including the New Obligated Parties, as applicable) shall (a) execute and deliver real property mortgages or deeds of trust in form and substance reasonably satisfactory to the Administrative Agent to the extent necessary so that Security Instruments create first priority, perfected Liens (subject only to Permitted Liens) on at least 90% of the total value of the Proved Oil and Gas Properties of the Credit Parties (including the New Obligated Parties) as set forth in the most recently delivered Reserve Report, (b) execute and deliver duly executed amendments and restatements and/or amendments to any mortgages and deeds of trust that are in effect immediately prior to the Fourth Amendment Effective Date, in each case, in form and substance reasonably satisfactory to the Administrative Agent to reflect, among other things, the Aggregate Maximum Credit Amounts of the Lenders and the Revolving Credit Maturity date, in each case as amended by this Fourth Amendment, and (c) legal opinions (including from local counsel in each applicable jurisdiction) covering such mortgage related matters in connection with the foregoing as may be reasonably requested by the Administrative Agent.

6.2            Stock Certificates and Powers. Within fifteen (15) days after the Fourth Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Administrative Agent shall have received all certificates representing the Equity Interests of the New Obligated Parties, if any, accompanied by any instruments of transfer and/or undated powers endorsed in blank.

6.3            Control Agreements. Within forty-five (45) days after the Fourth Amendment Effective Date (or such later date as may be extended by the Administrative Agent in its sole discretion), with respect to each Deposit Account, Commodity Account and Securities Account of the New Obligated Parties in existence on the Fourth Amendment Effective Date (in each case, other than Excluded Accounts), the Administrative Agent shall have received duly executed Control Agreements in accordance with and to the extent required by the Security Agreement.

6.4            Insurance Certificates. Within forty-five (45) days after the Fourth Amendment Effective Date (or such later date as may be extended by the Administrative Agent in its sole discretion), the Administrative Agent shall have received a certificate of insurance coverage of each New Obligated Party evidencing that the New Obligated Parties are carrying insurance in accordance with Section 7.12 of the Credit Agreement.

Notwithstanding anything to the contrary in Section 10.01 of the Credit Agreement, failure to comply with any provision in this Section 6 within the periods specified herein shall constitute an immediate Event of Default without any cure or grace period.

Section 7.      Miscellaneous.

7.1            Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment, and this Fourth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

7.2            Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Fourth Amendment, (b) ratifies and affirms its obligations under the Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Loan Documents to which it is a party, (d) agrees, with respect to each Credit Party that is a Guarantor, that its Guarantee under the Guarantee Agreement remains in full force and effect with respect to the Obligations as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Fourth Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Fourth Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Fourth Amendment, no Default or Event of Default exists.

7.3            Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by fax or electronic transmission (e.g. “.pdf”) shall be effective as delivery of a manually executed original counterpart hereof. The execution and delivery of this Fourth Amendment shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such electronic signature shall be promptly followed by the original thereof.

7.4            No Oral Agreement. This written Fourth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties that modify the agreements of the parties in the Credit Agreement and the other Loan Documents.

7.5            Governing Law. This Fourth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

7.6            Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

7.7            Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.8            Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

7.9            Exiting Lender Consent. By its execution of this Fourth Amendment, each Exiting Lender hereby (a) consents to this Fourth Amendment in its capacity as a Lender under the Credit Agreement solely for purposes of Section 12.02 of the Credit Agreement, and (b) acknowledges and agrees to Section 2.13 of this Fourth Amendment. Each of the parties hereto hereby agrees and confirms that after giving effect to Section 2.13 of this Fourth Amendment, including after giving effect to the repayment of all Loans and accrued and unpaid interest and fees owing to each Exiting Lender, each Exiting Lender’s Commitment shall be $0.00, each Exiting Lender’s Commitments to lend and all other obligations of each Exiting Lender under the Credit Agreement shall be terminated, and each Exiting Lender shall cease to be a Lender for all purposes under the Loan Documents.

[Signature Pages Follow.]

The parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.

BORROWER:	CIVITAS RESOURCES, INC.

	By:	/s/ Marianella Foschi
	Name:	Marianella Foschi
	Title:	Chief Financial Officer

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

GUARANTORS:

BONANZA CREEK ENERGY OPERATING COMPANY, LLC
CIVITAS NORTH, LLC
HOLMES EASTERN COMPANY, LLC
ROCKY MOUNTAIN INFRASTRUCTURE, LLC
HIGHPOINT RESOURCES CORPORATION
HIGHPOINT OPERATING CORPORATION
FIFTH POCKET PRODUCTION, LLC
EXTRACTION OIL & GAS, INC.
EXTRACTION FINANCE CORP.
MOUNTAINTOP MINERALS, LLC
TABLE MOUNTAIN RESOURCES, LLC
NORTHWEST CORRIDOR HOLDINGS, LLC
XTR MIDSTREAM, LLC
7N, LLC
8 NORTH, LLC
AXIS EXPLORATION, LLC
XOG SERVICES, LLC
RAPTOR CONDOR MERGER SUB 2, LLC
CRESTONE PEAK RESOURCES GP INC.
CRESTONE PEAK RESOURCES LLC
CRESTONE PEAK RESOURCES LP
CRESTONE PEAK RESOURCES ACQUISITION COMPANY I LLC
CRESTONE PEAK RESOURCES OPERATING LLC
CRESTONE PEAK RESOURCES MIDSTREAM LLC
CRESTONE PEAK RESOURCES HOLDINGS LLC
COLLEGIATE HOLDINGS LLC
CRESTONE PEAK RESOURCES WATKINS MIDSTREAM LLC
CRESTONE PEAK RESOURCES WATKINS HOLDINGS LLC

By:	/s/ Marianella Foschi
Name:	Marianella Foschi
Title:	Chief Financial Officer

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

Civitas DE Basin Resources, LLC
Civitas DE Basin Holdings, LLC
Civitas DE Basin Midstream, LLC
Civitas DE Basin Minerals, LP

Civitas DE Basin Resources II, LLC
Civitas DE Basin Holdings II, LLC
Civitas DE Basin Minerals II, LLC

Civitas DE Basin NM Holdings, LLC
Civitas DE Basin NM Minerals, LLC

Civitas MID Basin Energy, LLC
Civitas MID Basin Energy B, LLC
Civitas Permian Operating, LLC

By:	/s/ Marianella Foschi
Name:	Marianella Foschi
Title:	Chief Financial Officer

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Umar Hassan
Name:	Umar Hassan
Title:	Authorized Officer

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

CITIBANK, N.A.,
as a Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

FIFTH THIRD BANK,
NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jonathan H. Lee
Name:	Jonathan H. Lee
Title:	Managing Director

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

KEYBANK NATIONAL ASSOCIATION
as a Lender

By:	/s/ George McKean
Name:	George McKean
Title:	Senior Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

PNC BANK,
NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Robert Downey
Name:	Robert Downey
Title:	Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Emilee Scott
Name:	Emilee Scott
Title:	Authorized Signatory

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

TRUIST BANK,
as a Lender

By:	/s/ Benjamin L. Brown
Name:	Benjamin L. Brown
Title:	Director

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

U.S. BANK NATIONAL
ASSOCIATION,
as a Lender

By:	/s/ Bruce Hernandez
Name:	Bruce Hernandez
Title:	Senior Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Taylor Morgan
Name:	Taylor Morgan
Title:	Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

CAPITAL ONE,
NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Senior Director

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

THE TORONTO-DOMINION BANK,
NEW YORK BRANCH,
as a Lender

By:	/s/ Jonathan Schwartz
Name:	Jonathan Schwartz
Title:	Authorized Signatory

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

BOKF, NA,
as a Lender

By:	/s/ Benjamin H. Adler
Name:	Benjamin H. Adler
Title:	Senior Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

COMERICA BANK,
as a Lender

By:	/s/ William Goodrich
Name:	William Goodrich
Title:	Assistant Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Andrew Vernon
Name:	Andrew Vernon
Title:	Authorized Signatory

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

ZIONS BANCORPORATION, N.A. dba
AMEGY BANK,
as an Exiting Lender

By:	/s/ Kathlin Ardell
Name:	Kathlin Ardell
Title:	Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

CREDIT SUISSE AG,
NEW YORK BRANCH,
as an Exiting Lender

By:	/s/ Komal Shah
Name:	Komal Shah
Title:	Authorized Signatory

By:	/s/ Michael Wagner
Name:	Michael Wagner
Title:	Authorized Signatory

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

BARCLAYS BANK PLC,
as New Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Civitas Resources, Inc.

ANNEX I

NEW OBLIGATED PARTIES

1.	Civitas DE Basin Resources, LLC, a Delaware limited liability company
2.	Civitas DE Basin Holdings, LLC, a Delaware limited liability company
3.	Civitas DE Basin Midstream, LLC, a Delaware limited liability company
4.	Civitas DE Basin Minerals, LP, a Delaware limited partnership

5.	Civitas DE Basin Resources II, LLC, a Delaware limited liability company
6.	Civitas DE Basin Holdings II, LLC, a Delaware limited liability company
7.	Civitas DE Basin Minerals II, LLC, a Delaware limited liability company

8.	Civitas DE Basin NM Holdings, LLC, a Delaware limited liability company
9.	Civitas DE Basin NM Minerals, LLC, a Delaware limited liability company

10.	Civitas MID Basin Energy, LLC, a Delaware limited liability company
11.	Civitas MID Basin Energy B, LLC, a Delaware limited liability company
12.	Civitas Permian Operating, LLC, a Delaware limited liability company

SCHEDULE 1.2

ALLOCATIONS

Name of Lender	Applicable Revolving Credit Percentage	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	8.783783784%	$351,351,351.35
Bank of America, N.A.	8.783783784%	$351,351,351.35
Citibank, N.A.	7.027027027%	$281,081,081.08
Fifth Third Bank, National Association	7.027027027%	$281,081,081.08
Goldman Sachs Bank USA	7.027027027%	$281,081,081.08
KeyBank National Association	7.027027027%	$281,081,081.08
PNC Bank, National Association	7.027027027%	$281,081,081.08
Royal Bank of Canada	7.027027027%	$281,081,081.08
Truist Bank	7.027027027%	$281,081,081.08
U.S. Bank National Association	7.027027027%	$281,081,081.08
Wells Fargo Bank, National Association	7.027027027%	$281,081,081.08
Barclays Bank PLC	4.864864865%	$194,594,594.60
Capital One, National Association	4.864864865%	$194,594,594.60
The Toronto-Dominion Bank, New York Branch	4.864864865%	$194,594,594.60
BOKF, NA	2.297297297%	$91,891,891.89
Comerica Bank	2.297297297%	$91,891,891.89
Total	100.00000000%	$4,000,000,000.00

SCHEDULE 7.14

SUBSIDIARIES

SUBSIDIARIES OF CIVITAS RESOURCES, INC.:

•	BONANZA CREEK ENERGY OPERATING COMPANY, LLC, a Delaware limited liability company
•	HIGHPOINT RESOURCES CORPORATION, a Delaware corporation
•	CIVITAS NORTH, LLC, a Colorado limited liability company
•	EXTRACTION OIL & GAS, INC., a Delaware corporation
•	RAPTOR CONDOR MERGER SUB 2, LLC, a Delaware limited liability company
•	Civitas DE Basin Resources, LLC, a Delaware limited liability company
•	Civitas DE Basin Resources II, LLC, a Delaware limited liability company
•	Civitas DE Basin NM Holdings, LLC, a Delaware limited liability company
•	Civitas MID Basin Energy, LLC, a Delaware limited liability company
•	Civitas MID Basin Energy B, LLC, LLC, a Delaware limited liability company

SUBSIDIARIES OF BONANZA CREEK ENERGY OPERATING COMPANY, LLC:

•	ROCKY MOUNTAIN INFRASTRUCTURE, LLC, a Delaware limited liability company
•	HOLMES EASTERN COMPANY, LLC, a Delaware limited liability company

SUBSIDIARIES OF HIGHPOINT RESOURCES CORPORATION:

•	HIGHPOINT OPERATING CORPORATION, a Delaware corporation

SUBSIDIARIES OF HIGHPOINT OPERATING CORPORATION:

•	FIFTH POCKET PRODUCTION, LLC, a Colorado limited liability company

SUBSIDIARIES OF EXTRACTION OIL & GAS, INC.:

•	EXTRACTION FINANCE CORP., a Delaware corporation
•	MOUNTAINTOP MINERALS, LLC, a Delaware limited liability company
•	TABLE MOUNTAIN RESOURCES, LLC, a Delaware limited liability company
•	NORTHWEST CORRIDOR HOLDINGS, LLC, a Delaware limited liability company
•	XTR MIDSTREAM, LLC, a Delaware limited liability company
•	7N, LLC, a Delaware limited liability company
•	8 NORTH, LLC, a Delaware limited liability company
•	AXIS EXPLORATION, LLC, a Delaware limited liability company
•	XOG SERVICES, LLC, a Delaware limited liability company

SUBSIDIARIES OF RAPTOR CONDOR MERGER SUB 2, LLC:

•	COLLEGIATE HOLDINGS LLC, a Delaware limited liability company
•	CRESTONE PEAK RESOURCES ACQUISITION COMPANY I LLC, a Delaware limited liability company
•	CRESTONE PEAK RESOURCES GP INC., a Delaware corporation
•	CRESTONE PEAK RESOURCES HOLDINGS LLC, a Delaware limited liability company
•	CRESTONE PEAK RESOURCES LLC, a Delaware limited liability company
•	CRESTONE PEAK RESOURCES LP, a Delaware limited partnership
•	CRESTONE PEAK RESOURCES MIDSTREAM LLC, a Delaware limited liability company
•	CRESTONE PEAK RESOURCES OPERATING LLC, a Delaware limited liability company
•	CRESTONE PEAK RESOURCES WATKINS HOLDINGS LLC, a Delaware limited liability company
•	CRESTONE PEAK RESOURCES WATKINS MIDSTREAM LLC, a Delaware limited liability company

SUBSIDIARIES OF Civitas DE Basin Resources, LLC:

•	Civitas DE Basin Holdings, LLC, a Delaware limited liability company
•	Civitas DE Basin Midstream, LLC, a Delaware limited liability company
•	Civitas DE Basin Minerals, LP, a Delaware limited partnership

SUBSIDIARIES OF Civitas DE Basin Resources II, LLC:

•	Civitas DE Basin Holdings II, LLC, a Delaware limited liability company
•	Civitas DE Basin Minerals II, LLC, a Delaware limited liability company

SUBSIDIARIES OF Civitas DE Basin NM Holdings, LLC:

•	Civitas DE Basin NM Minerals, LLC, a Delaware limited liability company

SUBSIDIARIES OF Civitas MID Basin Energy, LLC:

•	Civitas Permian Operating, LLC, a Delaware limited liability company